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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



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                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   AUGUST  31, 2001
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                             SALON MEDIA GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                         0-26395                  94-3228750
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(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



              22 FOURTH STREET, 16TH FLOOR, SAN FRANCISCO, CA 94103
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (415) 645-9200
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

Salon Media Group, Inc.'s stock has been transferred to The Nasdaq SmallCap Market from the The Nasdaq National Market effective with the open of business on August 31, 2001. The Company's NASDAQ symbol will provisionally be SALNC. A copy of the press release announcing the transfer is attached as Exhibit 99.3 and is incorporated herein by reference.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This Exhibit contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results of the Company, the results' effect on compliance with Nasdaq listing requirements and Company ability to meet Nasdaq listing requirements. Factors that could cause actual results to differ materially from those described herein include: financing events and terms, the inability to obtain regulatory approvals; the economic environment of the media industry; the difficulty in securing on-line advertising; growth in subscription revenue programs; uncertain revenue sources and the general economic environment. More detailed information about these factors is set forth in the reports filed by the Company with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired.
              Not applicable

         (b)  Pro forma financial information.
              Not applicable

         (c)  Exhibits.

              Exhibit No.           Description
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                99.3                Company Press Release dated August 31, 2001.













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SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SALON MEDIA GROUP, INC.

Dated:  08/31/01                     /s/ Robert O'Callahan
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                                     Robert O'Callahan, Chief Financial Officer







































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                                  EXHIBIT INDEX







              Exhibit No.           Description
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                99.3                Company Press Release dated August 31, 2001.
































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